UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2009

The following N-CSR relates only to the Registrant s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS - DREYFUS GLOBAL SUSTAINABILITY FUND (Class A, C and I)

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund s Expenses

8	Comparing Your Fund s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Important Tax Information

30	Information About the Review and Approval of the Fund s Management Agreement

34	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Global Sustainability Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Sustainability Fund, covering the period since the fund s inception on December 15, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States , European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending.These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures and not bargain hunting are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 15, 2008, through October 31, 2009, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the period between the fund s inception on December 15, 2008, and the end of its fiscal year on October 31, 2009, Dreyfus Global Sustainability Fund s Class A shares produced a total return of 19.05%, Class C shares returned 18.21% and Class I shares returned 19.23%.1 In comparison, the fund s benchmark, the Dow Jones Sustainability World Index ( DJSI World Index ), produced a 31.20% total return over the same period.2 Steep declines in global stock markets early in the reporting period were followed by sustained rallies as economic and market conditions stabilized, more than offsetting earlier losses.The fund produced lower returns than its benchmark, primarily due to our focus on higher-quality companies in the troubled financials sector, which lagged their more speculative counterparts.

The Fund s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests primarily in the stocks of companies that have sustainable operating practices and/or produce sustainable products or services and that meet certain fundamental investment criteria. Sustainable operating practices include best industry practices in operations, industry leadership, highest levels of transparency and/or accountability of vendors, suppliers and customers. Sustainable products or services include those that improve energy efficiency or environmental performance.

The fund s investments are focused among the major developed markets of the world, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe.The fund, however, may invest up to 20% of its assets in emerging markets, but will not invest more than 10% of its assets in any one emerging market country.The fund ordinarily invests in the stocks of companies in at least three countries, and, at times, may invest a substantial portion of its assets in the stocks of companies in a single country.The fund may invest in the stocks of companies of any market capitalization, although it focuses on large capitalization companies (generally, with market capitalizations of $5 billion or more at the time of purchase).

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We use a proprietary model to rank stocks within geographic regions, countries and economic sectors based on several characteristics, including a measure of the value, growth and financial profiles.We then select the stocks that meet the fund s sustainability and investment criteria.

Equity Markets Plunged, Then Rebounded Sharply

Just weeks before the start of the reporting period, the failures of several major financial institutions sparked a global financial crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence in many markets produced the most severe global recession since the 1930s.These influences fueled a bear market that drove stocks around the world to multi-year lows in the first quarter of 2009.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by the world s government and monetary authorities including historically low short-term interest rates, rescues of troubled corporations, massive economic stimulus programs and unprecedented injections of liquidity into the global banking system had helped repair the credit markets. Subsequently, evidence of global economic stabilization and a return to growth propelled stocks higher through the reporting period s end. Equity markets in the emerging markets generally produced more robust gains during the rally than those in developed markets.

Financial Stocks Weighed on Relative Results

Although the fund participated in the 2009 market rally to a significant degree, its performance relative to its benchmark was hindered by our stock selection strategy, which generally favored higher-quality companies with sound business fundamentals and healthy finances. Such stocks generally underperformed their lower-quality counterparts, especially in the rally s early stages,when bargain-hunting investors sought investments that they believed had been punished too severely during the downturn.

The fund s higher-quality bias was particularly damaging to results in the financials sector, where a number of European and Australian banks had been at the epicenter of 2008 s global financial crisis. We maintained underweighted exposure to these banks due to ongoing concerns regarding their credit profiles. In addition, the fund s focus on sustainable business practices steered us away from financial services firms with questionable lending methods. Nonetheless, European and Australian banks rebounded strongly in the rally, producing greater gains for the benchmark than the fund.The fund s focus on developed markets also dampened its relative performance when the emerging markets of Asia and Latin America led the rebound. For example, the fund held no stocks of companies based in Brazil, where equity market levels more than doubled over the reporting period. Finally, the fund s investments in the U.S. industrials sector generally disappointed when a number of trucking companies and farm machinery producers continued to lose value or failed to rebound.

The fund achieved better results in other areas of the global marketplace. In the technology sector, U.S. computer makers Dell and Hewlett-Packard produced above-average gains as customer demand improved, as did Japanese semiconductor manufacturer Rohm. Our stock selection strategy and an overweighted position in the U.S. health care sector also bolstered the fund s relative results, where managed care companies Health Net and Humana fared well.

Finding Opportunities in Recovering Markets

As of the reporting period s end, we have seen evidence that investor sentiment may be shifting from lower-quality stocks to companies with sound business fundamentals, including those with sustainable business practices, positive cash flows and low debt levels.We have continued to find attractive opportunities among such companies, many of which were available at attractive valuations after lagging in the early stages of the rally. Indeed, we believe that our investment approach may be particularly well suited for an investment environment that favors fundamentally sound, attractively valued stocks.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund s returns would have been lower.
2	SOURCE: BLOOMBERG, L.P. Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Dow Jones Sustainability World Index (DJSI World)
covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock Market
Index in terms of economic, environmental and social criteria.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Sustainability Fund Class A shares, Class C shares and Class I shares and the Dow Jones Sustainability World Index

Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global
Sustainability Fund on 12/15/08 (inception date) to a $10,000 investment made in the Dow Jones Sustainability
World Index (the Index ) on that date. For comparative purposes, the value of the Index on 11/30/08 is used as the beginning value on 12/15/08.All dividends and capital gain distributions are reinvested.
The fund s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.The
Index covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock Market Index in terms of economic, environmental and social criteria. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

Actual Aggregate Total Returns as of 10/31/09

	Inception	From
	Date	Inception

Class A shares
with maximum sales charge (5.75%)	12/15/08	12.22%
without sales charge	12/15/08	19.05%
Class C shares
with applicable redemption charge	12/15/08	17.21%
without redemption	12/15/08	18.21%
Class I shares	12/15/08	19.23%

Past performance is not predictive of future performance.The fund s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Sustainability Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000	$ 6.30	$ 10.57	$ 4.87
Ending value (after expenses)	$1,272.50	$1,267.20	$1,273.10

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000	$ 5.60	$ 9.40	$ 4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

Expenses are equal to the fund s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks 98.1%	Shares	Value ($)

Australia 2.7%
BHP Billiton	2,739	89,941
Rio Tinto	1,900	105,510
		195,451
Canada 4.9%
EnCana	1,900	105,241
Nexen	3,000	64,410
Royal Bank of Canada	2,600	131,040
TELUS	1,900	59,684
		360,375
Finland 1.1%
Fortum	3,279	77,836
France 6.4%
AXA	2,981	74,644
BNP Paribas	633	47,928
Cie Generale d Optique Essilor International	593	33,293
Sanofi-Aventis	1,527	111,787
Technip	1,164	73,368
Total	343	20,512
Unibail-Rodamco	472	104,853
		466,385
Germany 5.5%
Allianz	979	112,436
BASF	2,216	119,033
Muenchener Rueckversicherungs	573	90,768
Puma	153	46,771
Siemens	400	36,185
		405,193
Greece 1.3%
Coca-Cola Hellenic Bottling	3,477	91,593
Italy 3.1%
ENI	5,373	133,710
Telecom Italia	36,711	58,510
UniCredit	9,855 [a]	33,212
		225,432

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan 9.0%
Asahi Glass	14,000	116,614
Denso	2,000	54,632
Mitsui OSK Lines	5,700	33,053
Nomura Holdings	8,000	55,981
Rohm	1,200	79,027
Sumitomo	8,000	77,893
Sumitomo Electric Industries	6,000	72,144
Toyota Motor	2,500	98,925
Trend Micro	2,000	69,835
		658,104
Netherlands 5.4%
Akzo Nobel	1,300	77,061
ASML Holding	3,091	83,608
ING Groep	6,430 [a]	84,559
Royal Dutch Shell, Cl. A	5,041	149,929
		395,157
Norway 1.3%
Statoil ASA	4,100	97,310
Portugal .4%
Energias de Portugal	6,580	29,118
Spain 9.5%
Abertis Infraestructuras	3,002	64,015
ACS Actividades de Construccion y Servicios	1,803	86,819
Banco Bilbao Vizcaya Argentaria	1,274	22,911
Banco Santander	12,755	206,386
Enagas	3,503	72,276
Fomento de Construcciones y Contratas	1,875	76,489
Telefonica	5,978	167,417
		696,313
Switzerland 6.7%
Baloise Holding	507	43,564
Credit Suisse Group	2,100	113,505
Nestle	1,900	88,564
Novartis	1,883	98,656

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Roche Holding	376	60,364
Swisscom	226	81,784
		486,437
United Kingdom 20.3%
Anglo American	2,280 [a]	82,887
AstraZeneca	1,297	58,369
Aviva	12,123	76,325
Barclays	5,314 [a]	28,084
BP	15,235	143,101
British Land	9,397	72,827
Compass Group	12,512	79,677
GlaxoSmithKline	8,561	175,635
HSBC Holdings	6,552	72,446
Investec	10,600	76,043
Ladbrokes	25,600	51,134
Legal & General Group	55,596	71,629
Rio Tinto	1,709	75,536
SABMiller	3,245	85,374
Schroders	1,242	22,423
Shaftesbury	9,808	60,607
Taylor Wimpey	110,486 [a]	67,130
Unilever	4,224	126,798
United Utilities Group	7,699	55,662
		1,481,687
United States 20.5%
Baxter International	500	27,030
Cisco Systems	3,000 [a]	68,550
Cummins	600	25,836
Dr. Pepper Snapple Group	3,000 [a]	81,780
FMC Technologies	1,200 [a]	63,120
General Electric	3,900	55,614
Health Net	3,600 [a]	53,676
Hewlett-Packard	1,000	47,460
Humana	900 [a]	33,822

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Intel	6,100	116,571
International Business Machines	1,800	217,098
Kimberly-Clark	1,200	73,392
Kraft Foods, Cl. A	4,100	112,832
McDonald s	2,200	128,942
Praxair	1,200	95,328
Quest Diagnostics	1,400	78,302
Symantec	4,100 [a]	72,078
UnitedHealth Group	3,400	88,230
Waste Management	2,000	59,760
		1,499,421
Total Common Stocks
(cost $6,188,862)		7,165,812

Other Investment 1.4%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $100,000)	100,000 [b]	100,000

Total Investments (cost $6,288,862)	99.5%	7,265,812
Cash and Receivables (Net)	.5%	39,095
Net Assets	100.0%	7,304,907

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)

Financial	17.2	Consumer Discretionary	6.8
Industrial	11.4	Technology Services	6.2
Health Care	11.2	Banks	4.7
Energy	10.8	Money Market Investment	1.4
Information Technology	9.9	Utilities	1.2
Materials	9.8
Consumer Staples	8.9		99.5

Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

		Cost	Value

Assets ($):
Investments in securities See Statement of Investments:
Unaffiliated issuers		6,188,862	7,165,812
Affiliated issuers		100,000	100,000
Cash			3,301
Cash denominated in foreign currencies		21,529	22,087
Dividends and interest receivable			14,266
Prepaid expenses			35,714
Due from The Dreyfus Corporation and affiliates Note 3(c)			7,850
			7,349,030
Liabilities ($):
Accrued expenses			44,123
Net Assets ($)			7,304,907
Composition of Net Assets ($):
Paid-in capital			6,097,747
Accumulated undistributed investment income net			19,107
Accumulated net realized gain (loss) on investments			210,001
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			978,052
Net Assets ($)			7,304,907

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	4,855,046	590,247	1,859,614
Shares Outstanding	326,965	40,000	125,030
Net Asset Value Per Share ($)	14.85	14.76	14.87

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS From December 15, 2008 (commencement of operations) to October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $15,475 foreign taxes withheld at source):
Unaffiliated issuers	168,778
Affiliated issuers	271
Total Income	169,049
Expenses:
Management fee Note 3(a)	25,327
Legal fees	77,765
Registration fees	58,544
Auditing fees	44,550
Custodian fees Note 3(c)	17,535
Shareholder servicing costs Note 3(c)	10,546
Trustees fees and expenses Note 3(d)	9,212
Prospectus and shareholders reports	7,379
Distribution fees Note 3(b)	3,345
Loan commitment fees Note 2	200
Miscellaneous	29,688
Total Expenses	284,091
Less expense reimbursement from The Dreyfus Corporation
due to undertaking Note 3(a)	(227,554)
Less reduction in fees due to earnings credits Note 1(c)	(15)
Net Expenses	56,522
Investment Income Net	112,527
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	200,502
Net realized gain (loss) on forward foreign currency exchange contracts	(74,930)
Net Realized Gain (Loss)	125,572
Net unrealized appreciation (depreciation) on investments and
foreign currency transactions	978,052
Net Realized and Unrealized Gain (Loss) on Investments	1,103,624
Net Increase in Net Assets Resulting from Operations	1,216,151

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS From December 15, 2008 (commencement of operations) to October 31, 2009

Operations ($):
Investment income net	112,527
Net realized gain (loss) on investments	125,572
Net unrealized appreciation
(depreciation) on investments	978,052
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,216,151
Dividends to Shareholders from ($):
Investment income net:
Class A Shares	(8,320)
Class C Shares	(880)
Class I Shares	(1,120)
Total Dividends	(10,320)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,098,039
Class C Shares	500,000
Class I Shares	1,730,699
Cost of shares redeemed:
Class I Shares	(229,662)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	6,099,076
Total Increase (Decrease) in Net Assets	7,304,907
Net Assets ($):
Beginning of Period
End of Period	7,304,907
Undistributed investment income net	19,107
Capital Share Transactions (Shares):
Class A
Shares sold	326,965
Class C
Shares sold	40,000
Class I
Shares sold	140,123
Shares redeemed	(15,093)
Net Increase (Decrease) in Shares Outstanding	125,030

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 15, 2008 (commencement of operations) to October 31, 2009. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distri-butions.These figures have been derived from the fund s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income net[a]	.26	.18	.25
Net realized and unrealized
gain (loss) on investments	2.12	2.10	2.15
Total from Investment Operations	2.38	2.28	2.40
Distributions:
Dividends from investment income net	(.03)	(.02)	(.03)
Net asset value, end of period	14.85	14.76	14.87
Total Return (%)[b]	19.05[c]	18.21[c]	19.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.60	6.36	5.31
Ratio of net expenses to average net assets[d]	1.10	1.85	.85
Ratio of net investment income
to average net assets[d]	2.32	1.58	2.15
Portfolio Turnover Rate[b]	50.92	50.92	50.92
Net Assets, end of period ($ x 1,000)	4,855	590	1,860

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Global Sustainability Fund (the fund ) is a separate diversified series of Dreyfus Opportunity Funds (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering three series, including the fund, which commenced operations on December 15, 2008. The fund s investment objective seeks capital growth. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. Mellon Capital Management Corporation ( Mellon Capital ), a subsidiary of BNY Mellon, serves as the fund s sub-investment adviser.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge ( CDSC ) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts ( forward contracts ) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

	Level 1	Level 2 Other	Level 3
	Unadjusted	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities
Domestic	1,499,421			1,499,421
Equity Securities
Foreign	4,812,836	853,555		5,666,391
Mutual Funds	100,000			100,000

See Statement of Investments for country classification.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and for-

eign withholding taxes recorded on the fund s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as affiliated in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $269,481 and unrealized appreciation $937,679.

The tax character of distributions paid to shareholders during the fiscal period ended October 31,2009 was as follows:ordinary income $10,320.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and fund start-up costs, the fund decreased accumulated undistributed investment income-net by $83,100, increased accumulated net realized gain (loss) on investments by $84,429 and decreased paid-in capital by $1,329. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3 Management Fee, Sub-Investment Advisory Fee, and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ( Agreement ) with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $227,554 during the period ended October 31, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .23% of the value of the fund s average daily net assets, payable monthly.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2009, Class C shares were charged $3,345 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A and Class C shares were charged $9,006 and $1,115, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $307 pursuant to the transfer agency agreement,which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $15 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $17,535 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of Due fromThe Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $3,177,Rule 12b-1 distribution plan fees $387,shareholder services plan fees $1,187, custodian fees $6,018, chief compliance officer fees $3,897 and transfer agency per account fees $90, which are offset against an expense reimbursement currently in effect in the amount of $22,606.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2009, amounted to $8,856,094 and $2,877,233, respectively.

The fund adopted the provisions of ASC Topic 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of Operations, they do not qualify for such accounting. Accordingly, even though a fund s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. At October 31, 2009, there were no open derivatives outstanding.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At October 31, 2009, there were no open forward contracts outstanding.

At October 31, 2009, the cost of investments for federal income tax purposes was $6,329,235; accordingly, accumulated net unrealized appreciation on investments was $936,577, consisting of $1,068,695 gross unrealized appreciation and $132,118 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Global Sustainability Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Sustainability Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2009, and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 2008 (commencement of operations) to October 31, 2009.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Sustainability Fund at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 2008 to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.

For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,320 represents the maximum amount that may be considered qualified dividend income.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund s Board of Trustees held on October 16, 2008, the Board considered the approval, through its renewal date of August 31, 2010, of the fund s Management Agreement with Dreyfus, pursuant to which Dreyfus will provide the fund with investment advisory and administrative services, as well as the Sub-Investment Advisory Agreement (the Sub-Advisory Agreement ) between Dreyfus and Mellon Capital Management Corporation (the Sub-Adviser ), an affiliate of Dreyfus, pursuant to which the Sub-Adviser will provide day-to-day management of the fund s investments, subject to Dreyfus oversight.The Board members, none of whom are inter-ested persons (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to other funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement and by the Sub-Adviser pursuant to the Sub-Advisory Agreement.The Board members also referenced information provided and discussions at previous meetings regarding the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members considered Dreyfus and the Sub-Adviser s research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus extensive administrative, accounting and compliance infrastructure, as well as Dreyfus supervisory activities over the Sub-Adviser.The Board also considered Dreyfus brokerage policies and practices, the standards applied in seeking best execution and Dreyfus policies and practices regarding soft dollars.

Comparative Analysis of the Fund s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund s performance. The Board discussed with representatives of Dreyfus the portfolio management team and the fund s investment objective and policies.

The Board members reviewed comparisons of the proposed management fee to those of funds in the Lipper Global Multi-Cap Core Funds category and the average and median management fees for those funds as a group, as well as a group of proposed comparative funds independently prepared by Lipper Inc. (the Expense Group ). The fund s contractual management fee was lower than the average and median management fees of the funds in the Lipper category (both with and without any fee waivers and reimbursements) and the Expense Group. The fund s estimated total expense ratio (as limited through March 1, 2010 by agreement with Dreyfus and excluding Rule 12b-1 fees, shareholder services fees and certain other expenses) was below the average and median for the Lipper category and the Expense Group (net of any fee waivers and reimbursements).

Representatives of Dreyfus informed the Board members that there were no other mutual funds managed by Dreyfus, the Sub-Adviser or their affiliates included in the Lipper Global Multi-Cap Core Funds category, and that there were no accounts managed by Dreyfus, the Sub-Adviser or their affiliates with similar policies and strategies as the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus.The Board members considered potential benefits to Dreyfus from acting as investment adviser and to the Sub-Adviser from acting as sub-adviser, and noted the possibility of future soft dollar arrangements with respect to trading the fund s portfolio.The Board also considered whether the fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement and the Sub-Advisory Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Management Agreement and Sub-Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus and the Sub-Adviser are adequate and appropriate.
  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor.The Board considered Dreyfus and the Sub-Adviser s expe- rience and reputation.

  The Board concluded that the fee to be paid by the fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by Dreyfus and the Sub-Adviser from their relationship with the fund, and that the fee paid by Dreyfus to the Sub-Adviser was reasonable and appropriate.
  The Board determined that because the fund had not commenced operations,economies of scale were not a factor,but,to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund s Management Agreement and the Sub-Advisory Agreement was in the best interests of the fund.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ms.Wiley and Mr. Leventhal were elected Board members of the fund effective April 16, 2009.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

The Fund 37

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2008 and $$28,196 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2008 and $1,745 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)